Exhibit 99.1

European Wax Center, Inc. Provides Update Ahead of Presentation at ICR Conference 2023

Reports preliminary fiscal 2022 net new center openings and system-wide sales above previous outlook

Expects remaining fiscal 2022 financial results at or above high end of outlook

Plano, TX, January 9, 2023 - Today, European Wax Center, Inc. (NASDAQ: EWCZ), the largest and fastest-growing franchisor and operator of out-of-home waxing services in the United States, provides an update ahead of its presentation at the 25th Annual ICR Conference.

David Berg, Chief Executive Officer of European Wax Center, Inc., stated: “We are pleased with our performance in the fourth quarter of 2022, which underscores the consistency of our business model and high engagement with our guests and franchise partners. We believe our guests continue to be committed to our brand and view us as a non-discretionary part of their personal care routines. As a result, Wax Pass sales, which are a strong leading indicator of future guest visits, increased 16% year-over-year during our fourth quarter promotion period. Additionally, we ended the year with 944 centers and our deepest pipeline ever of more than 400 locations, reflecting our unique operating model that delivers a strong value proposition for franchisees and reinforcing confidence in our high-single-digit long-term unit growth targets. We remain focused on leveraging our leadership position in out-of-home waxing and our asset-light business model to fuel continued success for our stakeholders.”

The Company reports preliminary fiscal 2022 results of:

•
91 net new center openings, exceeding previous outlook of 88 to 90
•
$898.6 million of system-wide sales, exceeding previous outlook of $885 million to $895 million

The Company expects to deliver fiscal 2022 results of:

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Total revenue above the high end of previous outlook of $202 million to $205 million
•
Same-store sales above the high end of previous outlook of approximately 9.5%
•
Adjusted net income at the high end of previous outlook of $27.5 million to $28.5 million
•
Adjusted EBITDA at the high end of previous outlook of $70 million to $71 million

The Company also repurchased approximately 700,000 shares for $10 million during the fourth quarter of 2022, with approximately $30 million remaining under its share repurchase program.

The Company notes that its fiscal 2022 financial results are subject to quarter and year-end closing procedures, including a financial statement audit. The Company expects to publish its audited financial results for the fiscal year ended December 31, 2022 in March 2023.

Management is scheduled to present at the ICR Conference 2023 on Monday, January 9, 2023, at 12:30 p.m. EST. The live audio webcast and the accompanying slides can be accessed at the Company’s investor relations website, investors.waxcenter.com. A replay of the broadcast will remain on the Company’s investor relations website for one year.

About European Wax Center, Inc.

European Wax Center, Inc. (NASDAQ: EWCZ) is the largest and fastest-growing franchisor and operator of out-of-home waxing services in the United States providing guests with an unparalleled, professional personal care experience administered by highly trained wax specialists within the privacy of clean, individual waxing suites. European Wax Center, Inc. continues to revolutionize the waxing industry with their innovative Comfort Wax® formulated with the highest quality ingredients to make waxing a more efficient and relatively painless experience. Delivering a 360-degree guest experience, they also offer a collection of proprietary products to help enhance and extend waxing results. Founded in 2004, European Wax Center, Inc. is headquartered in Plano, Texas. Its network

Exhibit 99.1

includes 944 centers in 45 states as of December 31, 2022. For more information, including how to receive your first wax free, please visit: https://waxcenter.com.

Forward-Looking Statements

This press release includes “forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include but are not limited to European Wax Center, Inc.’s strategy, outlook and growth prospects, its operational and financial outlook for fiscal 2022 and its long-term targets and algorithm, including but not limited to statements by European Wax Center’s executives. Words including “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would,” or, in each case, the negative thereof or other variations thereon or comparable terminology are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on management's current expectations and beliefs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: potential future impacts of the COVID-19 pandemic, including from variants thereof; the operational and financial results of its franchisees; the ability of its franchisees to enter new markets, select appropriate sites for new centers or open new centers; the effectiveness of the Company’s marketing and advertising programs and the active participation of franchisees in enhancing the value of its brand; the failure of its franchisees to participate in and comply with its agreements, business model and policies; the Company’s and its franchisees’ ability to attract and retain guests; the effect of social media on the Company’s reputation; the Company’s ability to compete with other industry participants and respond to market trends and changes in consumer preferences; the effect of the Company’s planned growth on its managements, employees, information systems and internal controls; a significant failure, interruptions or security breach of the Company’s computer systems or information technology; the Company and its franchisees’ ability to attract, train, and retain talented wax specialists and managers; changes in the availability or cost of labor; the Company’s ability to retain its franchisees and to maintain the quality of existing franchisees; failure of the Company’s franchisees to implement business development plans; the ability of the Company’s limited key suppliers, including international suppliers, and distribution centers to deliver its products; changes in supply costs and decreases in the Company’s product sourcing revenue; the Company’s ability to adequately protect its intellectual property; the Company’s substantial indebtedness; the impact of paying some of the Company’s pre-IPO owners for certain tax benefits it may claim; changes in general economic and business conditions; the Company’s and its franchisees’ ability to comply with existing and future health, employment and other governmental regulations; complaints or litigation that may adversely affect the Company’s business and reputation; the seasonality of the Company’s business resulting in fluctuations in its results of operations; the impact of global crises, such as the COVID-19 pandemic on the Company’s operations and financial performance; the impact of inflation and rising interest rates on the Company’s business; the Company’s access to sources of liquidity and capital to finance its continued operations and growth strategy and the other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 25, 2021 filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and Investors Relations section of the Company’s website at www.waxcenter.com.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement that the Company makes in this press release speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclosure Regarding Non-GAAP Financial Measures

Exhibit 99.1

In addition to the financial measures presented in this release in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has included certain non-GAAP financial measures in this release, including Adjusted net income and Adjusted EBITDA. Management believes these non-GAAP financial measures are useful because they enable management, investors, and others to assess the operating performance of the Company.

We define Adjusted net income (loss) as net income (loss) adjusted for the impact of certain additional non-cash and other items that we do not consider in our evaluation of ongoing performance of our core operations. These items include exit costs related to leases of abandoned space, IPO-related costs, non-cash equity-based compensation expense, corporate headquarters office relocation, debt extinguishment costs, non-cash gains and losses on remeasurement of our tax receivable agreement liability and other one-time expenses.

We define Adjusted EBITDA as net income (loss) before interest, taxes, depreciation and amortization, adjusted for the impact of certain additional non-cash and other items that we do not consider in our evaluation of ongoing performance of our core operations. These items include exit costs related to leases of abandoned space, IPO-related costs, non-cash equity-based compensation expense, corporate headquarters office relocation, non-cash gains and losses on remeasurement of our tax receivable agreement liability and other one-time expenses. Please refer to the reconciliations of non-GAAP financial measures to their GAAP equivalents located in our most recent earnings release dated November 3, 2022.

This release includes forward-looking guidance for certain non-GAAP financial measures, including Adjusted net income and Adjusted EBITDA. These measures will differ from net income (loss), determined in accordance with GAAP, in ways similar to those described in the reconciliations included in our most recent earnings release dated November 3, 2022. We are not able to provide, without unreasonable effort, guidance for net income (loss), determined in accordance with GAAP, or a reconciliation of guidance for Adjusted net income (loss) and Adjusted EBITDA to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income (loss).

Investor Contact

Bethany Johns

Bethany.Johns@myewc.com

469-270-6888

Media Contact

Creative Media Marketing

Meredith Needle

Ewc@cmmpr.com

212-979-8884